SPDR® SERIES TRUST

SPDR Bloomberg Emerging Markets USD Bond ETF

(the “Fund”)

Supplement dated June 13, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2023, as may be supplemented from time to time.

Effective immediately, James Kramer and Joanna Madden are replaced as portfolio managers of the Fund by Robert Golcher. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to James Kramer and Joanna Madden as portfolio managers of the Fund in the Prospectus, Summary Prospectus and SAI are deleted.

2)	The “PORTFOLIO MANAGERS” section for the Fund beginning on page 27 of the Prospectus and page 5 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Jennifer Taylor, Robert Golcher and Kheng Siang Ng. Ms. Taylor and Mr. Golcher are part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD. Mr. Ng is part of State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.

Jennifer Taylor is the Head of Emerging Market Debt and a Senior Portfolio Manager in the Global Fixed Income Beta Solutions Group at SSGA LTD. She joined SSGA LTD in 2022.

Robert Golcher is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2013.

Kheng Siang Ng, CFA, is a Vice President, the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore, and the Head of SSGA Singapore. He joined SSGA Singapore in 2005.

3)

The “Portfolio Managers” table on page 157 of the Prospectus and beginning on page 48 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above. In addition, the following biography for Mr. Golcher is added beneath the portfolio managers table on page 157 of the Prospectus:

Robert Golcher is a Vice President and a Senior Portfolio Manager on the Emerging Markets Debt Team within the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2013 after eleven years at the Bank of England, where he worked in a variety of roles associated with the management of the UK’s Foreign Exchange Reserves. Initially at SSGA LTD, he managed portfolios in the Rates and Aggregate space prior to moving on to manage Emerging Markets Debt in 2016. Mr. Golcher holds a Bachelor of Science in Economics from the University of Nottingham and the Investment Management Certificate (IMC).

4)	The following is added to the “Other Accounts Managed as of June 30, 2023” table beginning on page 50 of the SAI:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Robert Golcher†,† †,†††	1	$1.87	2	$1.71	3	$1.62	$5.20

*	There are no performance-based fees associated with these accounts.
†	Information for Mr. Golcher is provided as of April 30, 2024.
††	Mr. Golcher is part of SSGA LTD and provides portfolio management services to the SPDR Bloomberg Emerging Markets USD Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA LTD.
†††	As of April 30, 2024, Mr. Golcher did not beneficially own any shares of the Fund.

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